ADVISORSHARES MADRONA GLOBAL BOND ETF (NYSE Arca Ticker: FWDB)

SUMMARY PROSPECTUS – November 1, 2018

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2018, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/fwdb. You may also obtain this information at no charge by calling 877.843.3831 or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Madrona Global Bond ETF (the “Fund”) seeks investment results that exceed the price and yield performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.50%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.72%
ACQUIRED FUND FEES AND EXPENSES(a)	0.46%
TOTAL ANNUAL OPERATING EXPENSES	1.68%
FEE WAIVER/EXPENSE REIMBURSEMENT(b)	-0.27%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/EXPENSE REIMBURSEMENTS	1.41%

(a)	Total Annual Operating Expenses and Total Annual Operating Expenses After Fee Waiver/Expense Reimbursements in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of the exchange-traded funds in which it invests.

(b)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Trust’s Board of Trustees may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements made during the immediately preceding three-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Madrona Global Bond ETF	$144	$503	$887	$1,965

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect Fund performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”). Madrona Funds, LLC (the “Sub-Advisor”) seeks to achieve the Fund’s investment objective by selecting a portfolio of fixed income (bond) exchange-traded funds (“Underlying ETFs”) and other exchange-traded products, including, but not limited to, exchange-traded notes (“ETNs”), exchange-traded currency trusts, and exchange-traded commodity pools (collectively with Underlying ETFs and ETNs, “ETPs”). Under normal circumstances, the Fund invests in ETPs such that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in bonds. The Fund also may invest in repurchase agreements.

The Fund invests in ETPs that provide exposure to at least 12 distinct global bond classes, that may include treasury bonds, municipal bonds, and high-yield U.S. corporate bonds (sometimes referred to as “junk bonds”). The Sub-Advisor will construct the Fund’s portfolio using a weighted allocation system based on yield curve analysis of each bond category. The investment committee meets on a bi-weekly basis to monitor the Fund’s portfolio and make allocation decisions. The investment committee uses third-party analyst research and a proprietary fundamental process to make allocation decisions. At least 12 global bond categories each will have a three percent minimum percentage inclusion in the Fund’s portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

ETF Market Risk. In stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn can lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Exchange-Traded Note Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular reference asset or benchmark less investor fees. ETNs have a maturity date and generally are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the underlying market. ETNs also may be subject to commodities market risk and credit risk.

Exchange-Traded Product Risk. Through its investments in ETPs, the Fund is subject to the risks associated with the ETPs’ investments or reference assets/benchmark components, including the possibility that the value of the securities or assets held by or linked to an ETP could decrease. These risks include any combination of the risks described below, as well as certain of the other risks described in this section. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and each ETP’s asset allocation.

Commodity Risk. The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

Concentration Risk. An ETP may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is over-weighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not over-weighted in an industry, group of industries, or sector.

Credit Risk. Certain of the ETPs are subject to the risk that a decline in the credit quality of a portfolio investment or reference asset could cause the ETP’s share price to fall. The ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.

Fixed Income Securities Risk. An ETP’s investments in, or exposure to, fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the ETP to hold securities paying lower- than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Securities Risk. An ETP’s investments in, or exposure to, foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

High-Yield Risk. An ETP may invest in, or be exposed to, high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high-yield securities and junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.

Income Risk. An ETP may derive dividend and interest income from certain of its investments. This income can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of an ETP’s income producing investments may decline which then may adversely affect the Fund’s value.

Interest Rate Risk. An ETP’s investments in or exposure to fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, an ETP’s yield will change over time. During periods when interest rates are low, an ETP’s yield (and total return) also may be low. To the extent that the investment advisor or issuer of an ETP anticipates interest rate trends imprecisely, the ETP could miss yield opportunities or its share price could fall.

Illiquid Investments Risk. This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”), the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test or asset diversification requirements and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the U.S. investment-grade bond market. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

Calendar Year Total Returns

The Fund’s year-to-date total return as of September 30, 2018 was 0.12%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	3.18%	2Q/2014
Lowest Return	-3.94%	2Q/2013

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
ADVISORSHARES MADRONA GLOBAL BOND ETF	1 Year	5 Year	Since Inception (6/20/2011)
Return Before Taxes Based on NAV	7.10%	2.85%	3.73%
Return After Taxes on Distributions	5.73%	1.55%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	4.11%	1.63%	2.37%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.93%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and sale of fund shares may exceed other average annual total returns due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Madrona Funds, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Brian K. Evans, Founder, Managing Member and Portfolio Manager	since 2010
Robert W. Bauer, Member and Portfolio Manager	since 2010
Kristi R. Henderson, Member and Portfolio Manager	since 2010

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into a Participant Agreement with the Fund’s distributor or uses an Authorized Participant, and deposits into the Fund a basket of shares of specific ETPs and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than or less than NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.